UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2024

Amentum Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-42176	99-0622272
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4800 Westfields Blvd., Suite #400
Chantilly, Virginia 20151
(703) 579-0410
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AMTM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

Due to the large number of events related to the Merger (as defined below) that are being reported under the specified items of Form 8-K, Amentum Holdings, Inc., formerly known as Amazon Holdco Inc. (“the Company”), is filing this Current Report on Form 8-K in two parts. An Amendment No. 1 on Form 8-K/A is being filed immediately after the filing of this Current Report on Form 8-K solely to include additional matters under Items 1.01, 1.02, 2.03 and 9.01 of Form 8-K.

Item 1.01.  Entry into a Material Definitive Agreement.

On September 27, 2024, Amentum Parent Holdings LLC (“Amentum”) and Jacobs Solutions Inc. (“Jacobs”) announced that they had consummated the previously announced combination of Amentum with Jacobs’ Critical Missions Solutions and Cyber & Intelligence government services businesses (collectively, the “SpinCo Business”) through a Reverse Morris Trust transaction. In accordance with the terms and conditions of the Agreement and Plan of Merger, dated as of November 20, 2023, as amended (the “Merger Agreement”), among Jacobs, the Company, Amentum and Amentum Joint Venture LP, the sole equityholder of Amentum (“Amentum Equityholder”), and the Separation and Distribution Agreement, dated as of November 20, 2023, among Jacobs, the Company, Amentum and Amentum Equityholder (the “Separation Agreement”), (1) Jacobs transferred the SpinCo Business to the Company and its subsidiaries (the “Reorganization”) in exchange for the issuance by the Company of shares of common stock, par value $0.01 per share, of the Company (“Common Stock”) and a cash payment of $1,000,000,000, subject to adjustment based on the levels of cash, debt and working capital in the SpinCo Business at closing (the “SpinCo Payment”), (2) thereafter, Jacobs distributed shares of Common Stock to Jacobs’ stockholders without consideration on a pro rata basis (the “Distribution”), and a portion of the outstanding shares of Common Stock was retained by a subsidiary of Jacobs (such subsidiary, the “Contributing Subsidiary”) and (3) immediately following the Distribution, Amentum merged with and into the Company (the “Merger”), with the Company surviving the Merger. As a result of the Distribution and the Merger, the Company has 243,302,173 issued and outstanding shares of Common Stock, of which Jacobs and its shareholders own 142,331,771 shares, consisting of 124,084,108 shares held by Jacobs’ shareholders and the Contributing Subsidiary retaining 18,247,663 shares, representing 51% and 7.5%, respectively, of the issued and outstanding shares of Common Stock, and Amentum Equityholder owns 90,021,804 shares, representing 37% of the issued and outstanding shares of Common Stock. Pursuant to the Merger Agreement, 10,948,598 shares of Common Stock, representing 4.5% of the issued and outstanding shares of Common Stock, have been placed in escrow, to be released and delivered in the future to Jacobs and its shareholders or to Amentum Equityholder, depending on the achievement of certain fiscal year 2024 operating profit targets by the SpinCo Business.

In connection with the transactions described above (the “transactions”), on September 27, 2024, Jacobs, the Company, Amentum and Amentum Equityholder, as applicable, entered into several agreements, including, among others, a Transition Services Agreement, Project Services Agreement, Tax Matters Agreement, Stockholders Agreement, Registration Rights Agreement and other commercial agreements. A summary of the principal terms of each of the Transition Services Agreement, Project Services Agreement, Tax Matters Agreement, Registration Rights Agreement and Stockholders Agreement is set forth in the section titled “Certain Relationships and Related Party Transactions” contained in the information statement filed as Exhibit 99.1 to Amendment No. 4 to the Company’s Registration Statement on Form 10 (File No. 001-42176) filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 13, 2024 (the “Registration Statement”), which summaries are incorporated herein by reference. Such agreements are attached hereto as Exhibits 10.2, 10.3, 10.4, 10.5 and 10.6 respectively, and incorporated herein by reference. The Merger Agreement, the amendment to the Merger Agreement dated August 26, 2024, and Separation Agreement were filed as Exhibits 2.1, 2.2 and 2.3 to the Registration Statement, and are incorporated herein by reference.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01.  Changes in Control of Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Directors

In connection with the transactions, effective as of September 27, 2024, Stephen Arnette, Kevin Berryman and Bob Pragada resigned as members of the Amazon Holdco Inc. board of directors (the “Amazon Holdco Board”).

Election of Directors

In connection with the transactions, effective as of September 27, 2024, the size of the board of directors of the Company (the “Company Board”) increased from four to thirteen members and the following individuals were elected to serve on the Company Board until his or her successor is duly elected and qualified or until his or her earlier resignation or removal:

●	Steven J. Demetriou
●	General Vincent K. Brooks
●	Benjamin Dickson
●	General Ralph E. Eberhart
●	Alan E. Goldberg
●	John Heller
●	Leslie Ireland
●	Barbara L. Loughran
●	Sandra E. Rowland
●	Christopher M.T. Thompson
●	Russell Triedman
●	John Vollmer
●	Connor Wentzell

In connection with the transactions, the following committees of the Company Board were established and constituted as follows: Audit Committee (Sandra E. Rowland (Chair), General Vincent K. Brooks, Leslie Ireland and Barbara Loughran), Compensation Committee (Russell Triedman (Chair), Benjamin Dickson, General Ralph E. Eberhart and Leslie Ireland) and Nominating and Governance Committee (Barbara Loughran (Chair), General Vincent K. Brooks, Russell Triedman and Connor Wentzell).

The information regarding the Company’s directors contained in the sections of the Registration Statement titled “Directors Following the Transactions” and “Certain Relationships and Related Party Transactions” are incorporated herein by reference. The information contained in Item 1.01 of this Current Report on Form 8-K is also incorporated herein by reference.

Departure of Certain Officers

In connection with the transactions, effective as of September 27, 2024, Kevin Berryman, Priya Howell, Michael Hsu, Justin Johnson and Bob Pragada resigned as officers of the Company.

Appointment of Officers

In connection with the transactions, effective as of September 27, 2024, the following individuals were elected as officers of the Company in each case until their successors are chosen and qualify in their stead or until their earlier death, resignation or removal:

●	Jill Bruning, Chief Technology Officer
●	Steven J. Demetriou, Executive Chair
●	John Heller, Chief Executive Officer
●	Travis B. Johnson, Chief Financial Officer and Chief Accounting Officer
●	Sean Mullen, Chief Growth Officer
●	Stuart I. Young, Chief Legal Officer

Biographical information and business experience required by this Item 5.02 for each of Jill Bruning, Steven J. Demetriou, John Heller, Travis B. Johnson, Sean Mullen and Stuart I. Young is contained under the section “Management Following the Transaction” of the Registration Statement and is incorporated herein by reference.

Indemnification Agreement

In connection with the transactions, the Company entered into indemnification agreements with its directors and certain officers (the “Indemnification Agreements”). The Indemnification Agreements require the Company to indemnify the counterparty, to the fullest extent permitted by law, for certain expenses and liabilities, including attorneys’ fees, judgments, penalties, fines and settlement amounts actually and reasonably incurred by the counterparty or on his or her behalf in connection with a proceeding in which the counterparty was, is or will be involved as a party by reason of the fact that the counterparty is or was a director or officer of the Company.

The foregoing summary and description of the provisions of the Indemnification Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the Indemnification Agreements that is filed as Exhibit 10.7 to this Current Report on Form 8-K and is incorporated herein by reference.

2024 Stock Incentive Plan

In connection with the transactions, prior to the Distribution the Amazon Holdco Board approved and adopted, and JEG, in its capacity as Amentum’s sole stockholder at such time, approved, the Amentum Holdings, Inc. 2024 Stock Incentive Plan (the “Amentum Incentive Plan”), effective as of the effective time of the Merger (the “Effective Time”). A summary of the Amentum Incentive Plan is contained under the heading “Amentum Holdings, Inc. 2024 Stock Incentive Plan” in the Registration Statement and is incorporated herein by reference.  Such description of the Amentum Incentive Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Amentum Incentive Plan that is filed as Exhibit 10.8 to this Current Report on Form 8-K and is incorporated herein by reference.

Employee Stock Purchase Plan

In connection with the transactions, prior to the Distribution the Amazon Holdco Board approved and adopted, and JEG, in its capacity as Amentum’s sole stockholder at such time, approved, the Amentum Holdings, Inc. Employee Stock Purchase Plan (the “ESPP”), effective as of the Effective Time. A summary of the ESPP is contained under the heading “Amentum Holdings, Inc. Employee Stock Purchase Plan” in the Registration Statement and is incorporated herein by reference. Such description of the ESPP does not purport to be complete and is qualified in its entirety by reference to the full text of the ESPP that is filed as Exhibit 10.9 to this Current Report on Form 8-K and is incorporated herein by reference.

Executive Deferral Plan

In connection with the transactions, prior to the Distribution the Amazon Holdco Board approved and authorized the adoption by Jacobs Technology Inc., a wholly-owned subsidiary of the Company, of the Jacobs Technology Inc. Executive Deferral Plan (the “EDP”), effective as of the Effective Time. A summary of the EDP is contained under the heading “Amentum Executive Deferral Plan” in the Registration Statement and is incorporated herein by reference. Such description of the EDP does not purport to be complete and is qualified in its entirety by reference to the full text of the EDP that is filed as Exhibit 10.10 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of the consummation of the Merger, the Company amended and restated its certificate of incorporation (the “Charter”), including to change its name from “Amazon Holdco Inc.” to “Amentum Holdings, Inc.” and also amended and restated its bylaws to take effect immediately following the effectiveness of the amended and restated Charter. Descriptions of the Charter and bylaws are included in the Registration Statement and are incorporated herein by reference. Such descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of the Charter and bylaws, copies of which are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.

Item 7.01. Other Events.

Amentum will routinely post information that may be important to investors on its website at https://ir.amentum.com and will use that website as a means of disclosing material information to the public in a broad, non-exclusionary manner for purposes of the SEC’s Regulation Fair Disclosure (Reg FD).

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of the Business Acquired

The financial statements required by this item are contained under the section “Index to Financial Statements” of the Registration Statement and are incorporated herein by reference.

(b) Pro Forma Financial Information

The pro forma financial statements required by this item are contained under the section “Unaudited Pro Forma Condensed Combined Financial Information” of the Registration Statement and are incorporated herein by reference.

(d) Exhibits

The following documents are filed herewith unless otherwise indicated:

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Amentum Holdings, Inc.
3.2	Amended and Restated Bylaws of Amentum Holdings, Inc.
10.2	Transition Services Agreement by and between Jacobs Solutions Inc. and Amazon Holdco Inc.*
10.3	Project Services Agreement by and between Jacobs Solutions Inc. and Amazon Holdco Inc.*
10.4	Tax Matters Agreement by and between Jacobs Solutions Inc., Amazon Holdco Inc., Amentum Parents Holdings LLC and Amentum Joint Venture LP.*
10.5	Registration Rights Agreement by and between Amazon Holdco Inc. and Jacobs Solutions Inc.
10.6	Stockholders Agreement by and between Amazon Holdco Inc. and Amentum Joint Venture LP.
10.7	Form of Indemnification Agreement
10.8	Amentum Holdings, Inc. 2024 Stock Incentive Plan
10.9	Amentum Holdings, Inc. Employee Stock Purchase Plan
10.10	Jacobs Technology Inc. Executive Deferral Plan
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

*
Schedules omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request, provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act, as amended, for any schedule or exhibit so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMENTUM HOLDINGS, INC.

Date: October 3, 2024	By:	/s/ John E. Heller
		Name:	John E. Heller
		Title:	Chief Executive Officer